Goodwill	6 Months Ended
Jun. 30, 2020
Text block [abstract]
Goodwill
11.
Goodwill

Million US dollar	30 June 2020	31 December 2019
Acquisition cost
Balance at end of previous year	128 119	133 316
Effect of movements in foreign exchange	(10 658)	53
Acquisitions through business combinations	73	682
Disposals through the sale of subsidiaries	—	(22)
Hyperinflation monetary adjustments	51	171
Reclassified as held for sale	—	(6 081)

Balance at end of the period	117 585	128 119

Impairment losses
Balance at end of previous year	(5)	(5)
Impairment losses	(2 500)	—

Balance at end of the period	(2 505)	(5)

Carrying amount
at 31 December 2019	128 114	128 114
at 30 June 2020	115 080	—
During the
six-month
period ended 30 June 2020, AB InBev recognized goodwill on acquisitions of subsidiaries of 73m US dollar (30 June 2019: 389m US dollar) – see also Note 6
Acquisitions and disposals of subsidiaries
.
The
COVID-19
pandemic resulted in a sharp contraction of sales during the second quarter of 2020 in many countries in which the company operates. The decline in performance resulting from the
COVID-19
pandemic is viewed as a triggering event for impairment testing in accordance with IAS 36
Impairment of Assets
. Consequently, the company conducted an impairment test during the second quarter of 2020 for the cash-generating units showing the highest invested capital to EBITDA multiples: Colombia, Rest of Middle Americas, South Africa, Rest of Africa and Rest of Asia Pacific.
The uncertain course of the pandemic, in the absence thus far of effective vaccines or treatments, has caused extraordinary economic uncertainty, including how different countries will be affected, the speed of their recovery, the financial and fiscal measures these countries could implement and the longer term impact on the weighted average cost of capital and terminal growth rate of these countries.
During its interim goodwill impairment testing, the company considered several scenarios of the recovery of sales for the different cash-generating units being tested and ran sensitivity analysis for key assumptions including the weighted average cost of capital and the terminal growth rate. These scenarios are based on management’s assumptions on the recovery in a base case (which the company deemed to be the most likely case at the time of the impairment test), a best case and a worst case scenario per cash generating unit following the common recovery shapes: L, U and V where the letters describe the trajectory of key assumptions tracking economic conditions. In view of the uncertainties, management assumed a 15 to 30% probability for the worst case scenario, dependent on the cash generating units in this interim impairment testing.
Based upon the results of the impairment test and considering the assumptions described below, the company concluded that no goodwill impairment was warranted under the base and best case scenarios. Nevertheless, under the worst

case scenario r
a
n with higher discount rates to factor the heightened business risk, the company concluded that the recoverable amounts were below the carrying value for the South Africa and Rest of Africa cash-generating units. As a consequence, management concluded, based on the valuations performed, that it was prudent in view of the uncertainties to record an impairment of goodwill of (1.5) billion US dollar for the South Africa cash generating unit and (1.0) billion US dollar for the Rest of Africa cash generating unit applying a 30%
p
ro
bability

of occurrence. The impairment
charge
was allocated to the company’s EMEA reportable segment.
For the interim goodwill impairment testing the company performed the test at cash generating unit level, which is the lowest level at which goodwill is monitored for internal management purposes.
AB InBev’s impairment testing methodology is in accordance with IAS 36
Impairment of Assets
, in which
fair-value-less-cost-to-sell
and value in use approaches are taken into consideration. This consists in applying a discounted free cash flow approach based on acquisition valuation models for the cash-generating units showing an invested capital to EBITDA multiple above 9x and valuation multiples for the other cash-generating units.
The key judgments, estimates and assumptions used in the discounted free cash flow calculations are generally as follows:

•
In the first three years of the model, free cash flows are based on AB InBev’s strategic plan as approved by key management. AB InBev’s strategic plan is prepared per cash-generating unit and is based on external sources in respect of macro-economic assumptions, industry, inflation and foreign exchange rates, past experience and identified initiatives in terms of market share, revenue, variable and fixed cost, capital expenditure and working capital assumptions. For this interim goodwill impairment testing, the company assumed a base case, best case and worst case scenario for reach cash-generating unit being tested and ran sensitivities;

•
For the subsequent seven years of the model, data from each scenario was extrapolated generally using simplified assumptions such as macro-economic and industry assumptions, variable cost per hectoliter and fixed cost linked to inflation, as obtained from external sources;

•
Cash flows after the first
ten-year
period are extrapolated generally using expected annual long-term GDP growth rates, based on external sources, in order to calculate the terminal value, considering sensitivities on this metric;

•
Projections are discounted at the unit’s weighted average cost of capital (WACC), considering sensitivities on this metric with more conservative assumptions in the worst-case scenario to factor the heightened business risk;

•	Cost to sell is assumed to reach 2% of the entity value based on historical precedents.
For the main cash generating units, the terminal growth rate applied generally ranged between 2% and 5%.
The WACC applied in US dollar nominal terms were as follow, with the higher WACC applied in the worst-case scenario:

Cash-generating unit	30 June 2020	31 December 2019
Colombia	6% - 7%	6%
Rest of Middle Americas	10% - 11%	9%
South Africa	7% - 8%	7%
Rest of Africa	10% - 12%	10%
Rest of Asia Pacific	8%	—
While a change in the weighted average cost of capital and the terminal growth rate used in impairment testing could have a material impact on the calculation of the fair values and trigger an impairment charge, based on the sensitivity analysis performed for the base and best case discounted free cash flow calculations, the company is not aware of any reasonably possible change in the key assumptions that would cause the cash-generating units’ carrying amount to exceed its recoverable amount.
In the sensitivity analyses carried out based on the worst

case discounted free cash flow calculations, an adverse change of 1% in the WACC applied would lead to a reduction of the recoverable amount below the carrying amount for the South Africa, Rest of Africa
,

Columbia
and Rest of Middle Americas cash generating units
and would give rise to an additional impairment of 0.6 billion US dollar for the South Africa and Rest of Africa cash generating units, applying a 30% probability of ocurrence.
Th
e company would therefore be faced with a risk of future impairment under the worst case scenario at these higher WACC assumptions.
A 5% increase/(decrease) in probability applied for the worst-case scenario (holding all other assumptions constant) would lead to an additional/(reduced) impairment of 0.4 billion US dollar for the South Africa and Rest of Africa cash-generating units in aggregate.
These calculations are based on management’s assessment of reasonably possible adverse changes in key assumptions, yet they are hypothetical and should not be viewed as an indication that these factors are likely to change. The sensitivity analyses should therefore be interpreted with caution.
AB InBev will
re-perform
an impairment test for goodwill during the fourth quarter of 2020 when it will have more clarity on the economic recovery of certain countries. Goodwill impairment testing relies on a number of critical judgments, estimates and assumptions. AB InBev believes that all of its estimates are reasonable: they are consistent with the company’s internal reporting and reflect management’s current best estimates. However, inherent uncertainties exist, including the rate of recovery of the countries following the
COVID-19
pandemic, and other factors that management may not be able to control. If the company’s current assumptions and estimates, including projected revenues growth rates, competitive and consumer trends, weighted average cost of capital, terminal growth rates, and other market factors, are not met, or if valuation factors outside of the company’s control change unfavorably, the estimated fair value of goodwill could be adversely affected, leading to a potential further impairment in the future.

Although AB InBev believes that its judgments, assumptions and estimates are appropriate, actual results may differ from these estimates under different assumptions or market or macro-economic conditions
.
The carrying amount of goodwill was allocated to the different cash-generating units as follows:

Million US dollar Cash-generating unit	30 June 2020	31 December 2019
United States	33 452	33 451
Rest of North America	1 956	1 984
Mexico	10 808	13 175
Colombia	16 264	18 647
Rest of Middle Americas	24 211	25 257
Brazil	3 341	4 539
Rest of South America	1 062	1 101
Europe	2 220	2 277
South Africa	9 420	13 500
Rest of Africa	5 079	6 691
China	3 046	3 095
Rest of Asia Pacific	3 675	4 397
Global Export	545	—

Total carrying amount of goodwill	115 080	128 114